UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------
                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2010

                                 ---------------

                        INTERNATIONAL CRO HOLDINGS CORP.
                     ---------------------------------------
               (Exact name of Registrant as specified in charter)

         Delaware                  000-53302                 26-1374664
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 (State of Incorporation)     (Commission File No.)        (IRS Employer
                                                        Identification Number)

            9120 Rockrose Dr., Tampa, FL                       33647
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (813)-293-3534

          (Former name or former address, if changed since last report)
                       International Energy Holdings Corp.
               8905 Regents Park Drive, Suite 210, Tampa, FL 33647

              ---------------------------------------------------

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[_] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Due to Public Company Accounting Oversight Board ("PCAOB")'s revocation of the registration of the CPA firm Traci J Anderson, CPA, the Company dismissed the firm as its auditors with effect from August 12, 2010.

               Traci J Anderson, CPA firm had issued Fiscal year ending December 31, 2008 (for 10K of 2008) and quarter ending March 31, 2009 (for Q1 of 2009) financial statements.

               There were no disagreements with the Traci J Anderson, CPA firm during the last two financial statements' periods and until the date of dismissal (including the dismissal date).

               The board of Directors of the company has approved the dismissal of Traci J Anderson, CPA firm with effect from August 12, 2010 and appointment of new firm ASAP.

               Company is talking to couple of auditors and shall file an 8K once a new PCAOB auditor is appointed for the company. Henceforth, company will file its financial statements prepared by a newly appointed PCAOB auditor.

               Once we appoint the new PCAOB certified auditor, we shall file an 8K reflecting the appointment of new auditors and also get the audits done by the newly appointed auditors for the fiscal years 2008 and 2009 and re-file the 10Ks for both years ASAP.

ITEM 5.02.     CHANGE IN DIRECTORS OR PRINCIPAL OFFICERS

               James P. McAlinden has resigned the Board of Directors of the Company as of May 6, 2009 to pursue other opportunities.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

               Company has changed its articles and migrated the Company to the State of Delaware on April 27, 2009 and changed its name to International CRO Holdings Corp.

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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Date: September 21, 2010

                                              INTERNATIONAL CRO HOLDINGS CORP.
                                              (Registrant)

                                              By:/s/ J. Ram Ajjarapu
                                              --------------------------
                                              Ram Ajjarapu
                                              President & CEO


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